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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)          December 21, 2000



                               NetCreations, Inc.
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               (Exact name of Registrant as Specified in Charter)


         New York                   001-14875                    11-3300476
----------------------------       -----------               -------------------
(State or Other Jurisdiction       (Commission                  (IRS Employer
      of Incorporation)            File Number)              Identification No.)


             379 West Broadway, Suite 202, New York, New York 10012
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               (Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code            (212) 625-1370


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Item 5.  Other Events.

Reference is made to the press release of Registrant, issued on December 21, 2000, which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Item 7. Financial Statements, Pro Form Financial Information and Exhibits.

        (c)      Exhibits

        Exhibit No.    Description
        -----------    -----------

        99.1           Press Release of NetCreations, Inc. dated
                       December 21, 2000.


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                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   NETCREATIONS, INC.


Date:  December 22, 2000                           By:   /s/ Robert A. Mattes
      -------------------                                -----------------------
                                                         Chief Financial Officer


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                                  EXHIBIT INDEX

         99.1       Press Release of NetCreations, Inc. dated December 21, 2000.


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